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                                                                      EXHIBIT 99




November 7, 1995



FAC Enterprises, Inc.
2715 Meadowood Drive
Ft. Lauderdale, FL 33332


RE:      ENGAGEMENT TO PERFORM CERTAIN
         INVESTMENT BANKING SERVICES


Gentlemen:

         This correspondence will confirm our agreement to engage FAC Enterprises, Inc. (the Advisor) in order to perform certain services on behalf of Viragen, Inc. (the Company) in the manner and upon the terms and conditions hereinafter set forth.

         1. Background. As we have discussed, the Company has since inception been engaged in the research, development and manufacture of certain proprietary products and technologies that relate to the therapeutic application of human leukocyte interferon to various diseases that affect the human immune system. The Company has recently, through license and other assignments, created a wholly-owned subsidiary, Viragen (Scotland) Ltd. (the Subsidiary) to which certain of the Company's proprietary rights and technologies have been assigned and/or licensed. The Subsidiary has, in turn, secured an agreement from an agency associated with the Scottish National Blood Transfusion Service (SNBTS) pursuant to which the SNBTS has agreed to, among other things, continue the development and manufacturing of certain of the Company's proprietary technologies on behalf of the Subsidiary, under and subject to the terms of a license and manufacturing agreement.

         2. Scope of the Engagement. The Board of Directors of the Company believes that it is in the Company's best interest that the operations of the Subsidiary be separate and independent, to the best extent possible, from the Company and in that regard, this correspondence will confirm that we have engaged the Advisor to identify a public corporation which will acquire the Subsidiary in a reverse acquisition pursuant to which the Company would remain the majority stockholder of the newly combined corporations. The proposed acquiring corporation (Acquiror) must either acquire by merger, or retain the operations of the Subsidiary as an wholly-owned subsidiary in a stock-for-stock transaction.
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         3.      Compensation.  If, as a result of your efforts, the Company locates a suitable Acquiror and a business combination is consummated pursuant to which the resulting corporation remains a public corporation with the Company remaining as its principal stockholder, then, and in that event, upon the closing date of such transaction (the Closing Date) the Advisor will be entitled to receive 4.425% of the securities received by the Company from the Acquiror in such transaction.

         4.      Registration Rights.

                 4.1 The Company will cause the preparation and filing by the Acquiror within ninety (90) days following the Closing Date, at the Acquiror's sole cost and expense of a Registration Statement with the SEC, the purpose of which is to register the resale of any shares of common stock issued to the Advisor pursuant to Paragraph 3 above (the Restricted Stock). The Acquiror shall not, without the written consent of the Advisor, register with the SEC, the public sale or resale of any further securities other than the Restricted Stock until at least ninety (90) days after the effectiveness of the Registration Statement referred to above. The Registration Statement to be filed by the Acquiror pursuant to the terms of this Paragraph 4, shall adhere to and follow those registration procedures established and set forth hereafter.

                 4.2 Registration Procedures. If and whenever the Acquiror is required by the provisions of sub- paragraph 4.1 of this Agreement to effect the registration of any of the Restricted Stock under the Securities Act of 1933, as amended (the Securities Act), the Company will cause the Acquiror to use its best efforts to:

                 (a) prepare and file with the Securities and Exchange Commission (the Commission) a Registration Statement with respect to such Restricted Stock and use its best efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated thereby or as required under the Securities Act;

                 (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Subparagraph 4.2(a) above and as necessary to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the Holders' intended method of disposition set forth in such Registration Statement for such period;

                 (c) furnish to each Holder and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus), as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

                 (d) cause the Acquiror to use its best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as




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the Holders, or, in the case of an underwritten public offering, the managing underwriter shall reasonably request; provided, however, that the Acquiror shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                 (e) immediately notify each Holder under such Registration Statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances then existing;

                 (f) make available for inspection by each Holder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Acquiror's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                 (g) For purposes of Subparagraphs 4.2(a) and 4.2(b) above, the period of distribution of Restricted Stock shall be deemed to extend for nine months or such earlier date as (A) in an underwritten public offering, each underwriter has completed the distribution of all securities purchased by it; and (B) in any other registration, all shares of Restricted Stock covered thereby shall have been sold; and

                 (h) if the Common Stock of the Acquiror is listed on any securities exchange or automated quotation system, the Company shall cause the Acquiror to use its best efforts to list (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable) the Restricted Stock covered by such Registration Statement on such exchange or automated quotation system.

         4.3. Expenses.

                 (a) For the purposes of this sub-paragraph 4.3, the term Registration Expenses shall mean: all expenses incurred by the Acquiror and Company in complying with this Paragraph 4 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Acquiror, fees of the National Association of Securities Dealers, Inc. (NASD), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Acquiror's shares are listed and fees of transfer agents and registrars. The term Selling Expenses shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all





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accountable or non-accountable expenses paid to any underwriter in respect of the sale of Restricted Stock.

                 (b) The Acquiror will pay all Registration Expenses in connection with the Registration Statement filed pursuant to this Paragraph 4 hereof. All Selling Expenses in connection with any Registration Statement hereof shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than the Acquiror (except to the extent the Acquiror shall be a seller) as they may agree.

         4.4  Obligations of Holder.

                 (a) In connection with each registration hereunder, each selling Holder will furnish to the Acquiror in writing such information with respect to such seller and the securities held by such seller, and the proposed distribution by them as shall be reasonably requested by the Acquiror in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including such seller's Restricted Stock in the Registration Statement. Each selling Holder also shall agree to promptly notify the Acquiror of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances then existing.

                 (b) In connection with each registration, the Holders included therein will not effect sales thereof until notified by the Acquiror of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Acquiror to suspend sales to permit the Acquiror to correct or update a Registration Statement or prospectus. At the end of any period during which the Acquiror is obligated to keep a Registration Statement current, the Holders included in said Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Acquiror of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Acquiror of the number of shares registered which remain unsold immediately upon receipt of such notice from the Acquiror.

         4.5  Obligations of Company.

                 (a) The Company agrees to indemnify and hold harmless each Holder of Restricted Stock, its officers, directors and agents, and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Restricted Stock (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the





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statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Holder or on such Holder's behalf expressly for use therein. The Company also agrees to provide any underwriters engaged in connection with resale or sale of the Restricted Stock, their officers and directors and each person who controls such underwriters with substantially the same indemnification as that provided to the Holders in this sub-paragraph 4.5.

         4.6. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to sub-paragraphs
4.4 or 4.5 above, such person (an Indemnified Party) shall promptly notify the person against whom such indemnity may be sought (an Indemnifying Party) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses of such counsel in connection with such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own separate counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such separate counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its consent, but if settled with its consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

         1. Protection Against Dilution. The relative interests as of the Closing Date of the Advisor in the common stock of the Acquiror as an aggregate percentage of shall be preserved and protected against dilution in accordance with the following provisions. The Advisor shall retain this percentage interest (the Protected Interest) in the outstanding common stock of the Acquiror following the Closing Date and shall be preserved and protected against further dilution or reduction of its Protected Interest ownership until after that period in which Acquiror has secured net equity capital of $4,000,000 (the Restricted Period) following the Closing Date (including for this purpose, any net





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equity funding that was available upon the Closing Date).  To the extent that during the Restricted Period the Company issues any Securities (as hereafter defined), it shall in conjunction therewith immediately issue to the Advisor that number of shares of common stock that shall be equal to the product of the Protected Interest and the aggregate number of Securities issued. For this purpose, the term Securities shall include shares of common stock issued, as well as that number of shares of common stock that may be issued upon the exercise of warrants or options or upon the conversion of convertible preferred stock, convertible debt instruments or any other derivative-based securities.

         2. Right of First Refusal On Subsequent Financings. For the period of twenty-four (24) months following the Closing Date the Company shall cause the Advisor to have a preferential right of refusal to secure any future debt or equity financings on behalf of the Acquiror, any successor-in-interest, subsidiary or affiliate thereof. This shall also include any funding undertaken by Partnerships to be formed by the Subsidiary (or any affiliate) to fund clinical trials in the European Union.

                 Should the Acquiror seek to undertake any debt or equity financings during the period covered by this subparagraph, then the Acquiror must first provide the Advisor with written notification to that effect, which notification must specify the proposed terms of the debt or equity financings desired. The Advisor shall then have ninety (90) days in which to secure such debt or equity financings on terms acceptable to the Acquiror. If Advisor is unable to do so, then the Acquiror shall have the right to secure the debt or equity financings from any other third party. In the event, however, that the debt or equity financings to be secured from a third party are on terms materially different than those proposed in writing to the Advisor, then, and in that event, the Acquiror shall, prior to securing any such debt or equity financings from such third party, provide a written explanation of the terms thereof to the Advisor and provide the Advisor with an additional period of sixty (60) days in which to secure debt or equity financings on those terms.
If the Advisor is unable to do so within said sixty day period, then the Acquiror is free of any restrictions of this subparagraph to pursue the debt or equity financings proposed accordingly. To the extent that Advisor is able to secure for the Acquiror any such debt or equity financings, the Advisor shall receive the compensation otherwise anticipated to be provided to investment bankers, brokers, finders or others in connection with such financing, however, in no event to be less than 10% of the proceeds secured, plus warrants which for a period of three years permit the purchase of additional shares of common stock of the Acquiror to the extent of 10% of the securities sold by Acquiror in such financing transaction at a purchase price of 110% of the price sold in the financing.

         1. Expenses. The Company shall reimburse the Advisor for all reasonable out-of-pocket expenses, including but not limited to printing, travel, long distance telephone charges, postage and photocopying. The Company shall cause the Acquiror to reimburse the Advisor within 30 days from the date the Advisor presents the Company with any expense invoice and supporting documentation.

         2. Independent Contractor. The Advisor is acting hereunder as an independent contractor to the Company and shall not be considered an agent of the Company for any purposes other than those expressly set forth in this Agreement. Neither party to this Agreement is granted any right or





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authority to assume or create any obligation or liability, expressed or implied, on behalf of the other or to bind the other in any manner whatsoever.

         3.      Indemnification.

                 The Company shall:

                 (a) indemnify the Advisor and hold it harmless against any losses, claims, damages or liabilities to which the Advisor may become subject arising in any manner out of or in connection with the rendering of services by its hereunder, unless it is finally judicially determined that such losses, claims, damages or liabilities arose out of the negligence or bad faith of the Advisor;

                 (b) indemnify Advisor and hold it harmless against any losses, claims, damages, liabilities to which Advisor may become subject arising in any manner out of or in connection with any misrepresentation or error contained in any documents, schedules or other information provided by the Company to Advisor for use in any transactions contemplated herein. The Advisor shall not be liable for the verification and shall not verify any such information provided by the Company hereunder; and

                 (c) reimburse the Advisor within a reasonable period of time for any legal or other expenses reasonably incurred by it in connection with investigating, preparing to defend or defending any lawsuits, claims or other proceedings arising in any manner out of or in connection with the rendering of services by the Advisor hereunder; provided, however, that in the event a final judicial determination is made to the effect specified in subparagraph (a) above, the Advisor will remit to the Company any amounts reimbursed under this subparagraph 9(c).

                 (d) The Company agrees that the indemnification and reimbursement commitments set forth in this paragraph shall apply whether or not the Advisor is a formal party to any such lawsuits, claims or other proceedings, that the Advisor is entitled to retain separate counsel of its choice in connection with any of the matters to which such commitments relate and that such commitments shall extend upon the terms set forth in this paragraph to any controlling person, director, officer, employee or agent of Patton.

                 1. Assignment. Neither party may assign its rights or obligations hereunder without the written consent of the other party.

                 2. Entire Agreement. This Agreement contains the entire agreement of the parties as to the subject matter hereof. This Agreement may be amended only in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.





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                 3.      Notices.  All notices, requests, demands, consents or
other communications under this Agreement shall be in writing and sent by registered or certified mail, return receipt requested, or by personal delivery (including delivery by a nationally recognized courier service) as follows:

                      Company:
                      Viragen, Inc.
                      2343 West 76th Street
                      Hialeah, FL  33016
                      Attention:  President

                      FAC Enterprises, Inc.
                      2715 Meadowood Drive
                      Ft. Lauderdale, FL   33332

or to such other addresses as may be specified by notice given in accordance with this Section.

         If you agree to be bound by the terms hereof, would you kindly place your signature on the line provided below.

                                   Very truly yours,

                                   VIRAGEN, INC.



                                   BY:/s/ Gerald Smith
                                      -------------------------------

Agreed and Accepted
FAC ENTERPRISES, INC.



BY:_________________________________






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